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                                                                   EXHIBIT 10.21


                FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


     This First Amendment to Registration Rights Agreement ("First Amendment") is entered into as of August 6, 1996, by and between SMART & FINAL INC., a Delaware corporation (the "Company"), CASINO USA, INC., a California corporation ("Casino USA"), and ROBERT J. EMMONS ("Emmons"), a stockholder of the Company (Casino USA and Emmons are hereinafter referred to collectively as the "Holders" and individually as a "Holder"), with reference to the following facts:

     A. The Company and the Holders have heretofore entered into a Registration Rights Agreement dated as of August 6, 1991 (the "Agreement"), whereby the Holders have certain rights with respect to registration of their shares of Company stock ("Shares").

     B. The parties wish to amend the Agreement to provide for the extension of its termination date, and such other matters as are set forth below.

     NOW, THEREFORE, the parties agree as follows:

     1. The definition of "Shares" in Section 1 of the Agreement is hereby amended to read in its entirety as follows:

          ""Shares" means the shares of Common Stock owned by the Holders at any
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          time during the term of this Agreement."

     2. The first sentence of Section 3(b)(ii) of the Agreement is hereby amended to read in its entirety as follows:

          "The Company agrees to use its best efforts to keep the Registration Statement filed pursuant to this Section 3 continuously effective and usable for the resale of the Registrable Shares for a period of 30 days from the date on which the SEC declares such Registration Statement effective, (i) such shorter period which will terminate when all the Registrable Shares covered by such Registration Statement have been sold pursuant to such Registration Statement, or (ii) such longer period as may be required under the rules governing the continuing effectiveness of such Registration Statement."

     3. Section 8(a) of the Agreement is hereby amended to read in its entirety as follows:

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          "(a)  Termination.  This Agreement and the obligations of the Company
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          hereunder shall terminate on the earlier of:  (i) August 6, 1999 or
          (ii) the first date on which no Registrable Shares remain outstanding."

     4. All capitalized terms not defined herein shall have the same meaning as set forth in the Agreement. Except as amended herein all other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first written above.


                                    SMART & FINAL INC.
                                    a Delaware corporation

                                        /s/ DONALD G. ALVARADO
                                    By:___________________________________
                                            Senior Vice President
                                    Title:_________________________________

                                        /s/ MARTIN A. LYNCH
                                    By:___________________________________
                                            Executive Vice President, CFO
                                    Title:_________________________________


                                    CASINO USA, INC.
                                    a California corporation

                                        /s/ ROBERT J. EMMONS
                                    By:___________________________________
                                            President
                                    Title: _________________________________

                                        /s/ WAYNE GEFFEN
                                    By:___________________________________
                                            Assistant Treasurer
                                    Title: _________________________________

                                        /s/ ROBERT J. EMMONS
                                    _____________________________________
                                    ROBERT J. EMMONS

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